SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _______)

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Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to § 240.14a-11(c) or § 240.14a-12

Emclaire Financial Corp
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMCLAIRE FINANCIAL CORP

612 MAIN STREET

EMLENTON, PENNSYLVANIA 16373

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP:

Notice is hereby given that the Annual Meeting of Shareholders of Emclaire Financial Corp (the “Corporation”) will be held virtually at 9:00 a.m., local time, on Wednesday, April 21, 2021, for the following purposes:

1.	To elect four (4) directors to serve for three-year terms and until their successors are duly elected and qualified;

2.	To consider and approve the 2021 Stock Incentive Plan;

3.	To ratify the selection of BKD, LLP, Certified Public Accountants, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Due to the public health impact of the COVID-19 pandemic and to support the well-being of our employees and shareholders, we have decided to hold this year's Annual Meeting in a virtual format only. Shareholders of record at the close of business on March 1, 2021, the voting record date fixed by the Board of Directors, may attend the Annual Meeting, vote and submit questions during the meeting. You may access the Annual Meeting via the “2021 Annual Meeting of Shareholders” link on our website at www.emclairefinancial.com and by following the instructions on the website.  In addition, you may also access the Annual Meeting on a telephone conference call at (877) 309-2071 and entering the access code 890787116#.

A copy of the Corporation’s Annual Report for the fiscal year ended December 31, 2020 is being mailed with this notice.

To assure that your shares of common stock will be voted at the meeting, please indicate your voting instructions: (i) over the Internet at www.voteproxy.com, (ii) by telephone at 1-800-776-9437, or (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors,

William C. Marsh
Chairman, President and Chief Executive Officer

March 19, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2021

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the Proxy Statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2020, are available in the Financial Information section on our website at www.emclairefinancial.com.

PROXY STATEMENT FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD APRIL 21, 2021

GENERAL

Introduction, Date, Place and Time of Meeting

This Proxy Statement is being furnished for the solicitation by the Board of Directors of Emclaire Financial Corp (the “Corporation”), a Pennsylvania business corporation and the bank holding company for the Farmers National Bank of Emlenton (the “Bank”), of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held virtually on Wednesday, April 21, 2021, at 9:00 a.m. local time, or at any adjournment or postponement of the annual meeting.

The main office of the Corporation is located at 612 Main Street, Emlenton, Pennsylvania 16373. The telephone number for the Corporation is (844) 767-2311. All inquiries should be directed to William C. Marsh, Chairman, President and Chief Executive Officer. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders of the Corporation on or about March 19, 2021. This Proxy Statement and the Annual Report for the fiscal year ended December 31, 2020 are available in the Financial Information section on our website at www.emclairefinancial.com and www.sec.gov.

Due to the public health impact of the COVID-19 pandemic and to support the well-being of our employees and shareholders, we have decided to hold this year’s annual meeting in a virtual meeting format only. Shareholders of record at the close of business on March 1, 2021 may attend the annual meeting, vote and submit questions during the meeting.  You may access the annual meeting via the “2021 Annual Meeting of Shareholders” link on our website at www.emclairefinancial.com and by following the instructions on the website.  In addition, you may also access the annual meeting on a telephone conference call at (877) 309-2071 and entering the access code 890787116#.  You may ask questions and vote during the annual meeting by following the instructions available on the website during the meeting.

How to Vote

Shareholders may vote (i) via the Internet at www.voteproxy.com by following the instructions contained on that website, (ii) by telephone at 1-800-776-9437, (iii) by completing and signing the enclosed proxy card and returning it promptly in the enclosed, postage prepaid, addressed envelope, or (iv) appearing at the virtual annual meeting and voting electronically. Proxies properly executed and delivered by shareholders (via the Internet, telephone or by mail as described above) and timely received by us will be voted at the annual meeting in accordance with the instructions contained therein.  If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy by mail (unless you are revoking your previous proxy).

Solicitation of Proxies

The proxy solicited hereby, if properly voted via the Internet or telephone or signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors as follows: (i) FOR the nominees for director described herein; (ii) FOR the adoption of the 2021 Stock Incentive Plan; (iii) FOR the ratification of BKD, LLP, as the Corporation’s independent registered public accounting firm for the year ending December 31, 2021; and (iv) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting. Execution and return of the enclosed proxy will not affect a shareholder’s right to attend the annual meeting and vote in person.

The cost of preparing, assembling, mailing and soliciting proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation. In addition to the use of the mail, certain directors, officers and employees of the Corporation intend to solicit proxies personally, by telephone and by facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request, the Corporation will reimburse them for their reasonable forwarding expenses.

Quorum

The presence of shareholders, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the annual meeting. Abstentions, broker non-votes, which are discussed below, and votes withheld from director nominees count as “shares present” at the meeting for purposes of determining a quorum.

Voting

At the close of business on March 1, 2021, the voting record date, the Corporation had outstanding 2,721,212 shares of common stock, $1.25 par value per share. Only shareholders of record, at the close of business on the voting record date, will be entitled to notice of and to vote at the annual meeting. Each issued and outstanding share of common stock owned on the record date will be entitled to one vote on each matter to be voted on at the annual meeting, in person or by proxy.

Directors are elected by a plurality of the votes cast with a quorum present. The four nominees for director receiving the most votes of the common stock represented in person or by proxy at the annual meeting will be elected as directors.  The affirmative vote of a majority of the total votes present in person or by proxy is required for the approval of the 2021 Stock Incentive Plan and for the approval of the proposal to ratify the appointment of the independent registered public accounting firm.

With regard to the election of directors, you may vote in favor of or withhold authority to vote for one or more nominees for director. Votes that are withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such individuals and accordingly will have no effect. An abstention may be specified on the proposals to approve the 2021 Stock Incentive Plan and to ratify the appointment of BKD, LLP as our independent registered public accounting firm for 2021. Abstentions will have the same effect as a vote against these proposals.

Under rules applicable to broker-dealers, the proposals for the election of directors and to approve the 2021 Stock Incentive Plan are considered to be non-routine matters. Brokerage firms may not vote on non-routine matters in their discretion on behalf of their clients if such clients have not furnished voting instructions. A “broker non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on non-routine matters for shares owned by the customer but held in the name of the broker. For such non-routine matters, the broker cannot vote on the proposal and reports the number of such shares as “non-votes.” Because the election of directors and the proposal to approve the 2021 Stock Plan are not considered routine matters, there potentially can be “broker non-votes” at the annual meeting. Any “broker non-votes” submitted by brokers or nominees in connection with the annual meeting will have no effect on the vote for the election of directors or the proposal to approve the 2021 Stock Incentive Plan.

Shares Held in Street Name

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting. You must contact your broker who holds your shares in street name to provide you with a legal proxy. To register you must submit proof of your proxy power (legal proxy) by email reflecting your holdings along with your name and email address to lbartley@farmersnb.com.  You must either attach an image of your legal proxy to your email or forward the email that includes the legal proxy received from your bank or broker. Requests for registration must have “Legal Proxy” in the email’s subject line and be received no later than 5:00 p.m., Eastern Time, on April 20, 2021.

Revocation of Proxies and Changing a Vote

A shareholder who votes via the Internet (as described above) or telephone (as described above) or returns a proxy via mail may revoke it at any time before it is voted by: (i) delivering written notice of revocation to Jennifer A. Poulsen, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, telephone: (844) 767-2311; or (ii) voting electronically at the virtual annual meeting after giving written notice to the Secretary of the Corporation. Executing and returning a later-dated proxy, giving written notice of revocation to the Secretary of the Corporation or voting again via the Internet or telephone will revoke an earlier proxy. Only the latest dated proxy, ballot or Internet or telephone proxy submitted by a shareholder prior to the annual meeting will be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2021

The proxy materials for the Annual Meeting of Shareholders of Emclaire Financial Corp, including the Proxy Statement and the Corporation’s Annual Report for the fiscal year ended December 31, 2020, are available in the Financial Information section on our website at www.emclairefinancial.com or www.sec.gov.

PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION’S COMMON STOCK

Persons and groups owning in excess of 5% of the common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”). The following table sets forth, as of the voting record date, certain information as to the common stock beneficially owned by (i) persons or groups who own more than 5% of the common stock, (ii) the directors of the Corporation, (iii) certain executive officers of the Corporation included in the Summary Compensation Table (which we refer to as “named executive officers”), and (iv) all directors and executive officers of the Corporation as a group. Management knows of no person or group that owned more than 5% of the outstanding shares of common stock at the voting record date.

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Common Stock Beneficially Owned
Directors:
Henry H. Deible	74,120	(2)	2.72%
Robert W. Freeman	61,960	(3)	2.28%
William C. Marsh	57,214	(4)	2.10%
Nicholas D. Varischetti	45,043		1.66%
John B. Mason	40,542		1.49%
Milissa S. Bauer	36,706	(5)	1.35%
James M. Crooks	29,529	(6)	1.09%
Deanna K. McCarrier	22,731		*
David L. Cox	20,330	(7)	*
Mark A. Freemer	18,600		*
Henry H. Deible II	384		*
Steven J. Hunter	200		*
Named Executive Officers:
Jennifer A. Poulsen	5,540	(8)	*
Robert A. Vernick	3,224	(9)	*
All directors and executive officers as a group (16 persons)	420,417	(10)	15.45%

____________________________________

*	Represents less than 1% of the outstanding common stock.
(1)

Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission (“SEC”) made pursuant to the 1934 Act. For purposes of this table, pursuant to rules promulgated under the 1934 Act, a person or entity is considered to beneficially own shares of common stock if they directly or indirectly have or share (1) voting power, which includes the power to vote or to direct the voting of the shares, or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting power and sole investment power with respect to the indicated shares.

(2)	Of the 74,120 shares beneficially owned by Mr. Deible, 34,254 shares are owned jointly with his spouse and 7,165 shares are held by an entity owned and controlled by Mr. Deible.
(3)	Of the 61,960 shares beneficially owned by Mr. Freeman, 1,757 shares are owned individually by his spouse.
(4)	Of the 57,214 shares beneficially owned by Mr. Marsh, 4,014 shares are held in the Corporation's 401(k) Plan.
(5)

Of the 36,706 shares beneficially owned by Ms. Bauer, 6,052 shares are owned jointly with her spouse, 13,553 shares are owned individually by her spouse and 100 shares are owned individually by her son.

(6)	Of the 29,529 shares beneficially owned by Mr. Crooks, 3,273 shares are owned jointly with his spouse and 635 shares are owned individually by his spouse.
(7)	Of the 20,330 shares beneficially owned by Mr. Cox, 18,330 are owned jointly with his spouse and 500 shares are owned individually by his spouse.
(8)	Of the 5,540 shares beneficially owned by Ms. Poulsen, 2,190 shares are held in the Corporation's 401(k) Plan.
(9)	Of the 3,224 shares beneficially owned by Mr. Vernick, 1,964 shares are held in the Corporation's 401(k) Plan.
(10)	Of the 420,417 shares beneficially owned by all directors and officers as a group, 11,262 shares are held in the Corporation's 401(k) Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s common stock is registered pursuant to Section 12(b) of the 1934 Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the common stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the common stock. Based on the Corporation’s review of such ownership reports, to the Corporation’s knowledge, no executive officer, director, or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2020.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

The Corporation has a classified Board of Directors with staggered three-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each annual meeting of shareholders, successors to the class of directors whose term then expires are to be elected to hold office for a term of three years, so that the office of one class will expire each year.

A majority of the members of our Board of Directors are independent based on an assessment of each member’s qualifications by the Board, taking into consideration the NASDAQ Stock Market’s requirements for independence. The Board of Directors has concluded that Directors Bauer, Cox, Crooks, Deible, Deible II, Freeman, Freemer, Hunter, Mason, McCarrier and Varischetti do not have any material relationships with the Corporation that would impair their independence. Each of such directors will be re-nominated for an additional term, subject to the fiduciary duties of the Board of Directors and any applicable eligibility requirements set forth in the Corporation’s or the Bank’s, as the case may be, articles of incorporation, bylaws, or nominating and corporate governance committee guidelines, or any applicable law, rule, regulation or listing standard. There are no other arrangements or understandings between the Corporation and any other person pursuant to which such person has been elected a director. Shareholders of the Corporation are not permitted to cumulate their votes for the election of directors.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as a director if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of office of the class of directors to which he or she was appointed. Ages are reflected as of December 31, 2020.

Nominees for Director for Three-Year Term Expiring 2024

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

Milissa S. Bauer	58

Executive Vice President of Kriebel Companies and President of Z Train Corporation. As a business executive in the Corporation's market area as well as extensive involvement with various business and civic organizations in the communities that the Corporation operates, Ms. Bauer is well qualified to serve as a director.

			2015/2015

Henry H. Deible	66

Former President and Chief Executive Officer of Community First Bancorp, Inc., Owner of Northern Horizons, LLC and Owner/Partner of Forestland Investments, LLC and Sustainable Forestry Consultants, LLC. As a business executive in the Corporation's market area and with his extensive prior service in community banking, Mr. Deible provides the Board with valuable knowledge and experience and is well qualified to serve as a director.

			2018/2018

Deanna K. McCarrier	57

Owner, McCarrier, CPAs. Ms. McCarrier is a certified public accountant. As a business owner in the Corporation's market area as well as involvement with various business and civic organizations in the communities that the Corporation operates, Ms. McCarrier is well qualified to serve as a director.

			2016/2016

Nicholas D. Varischetti	37

Attorney with Burns White and Partner in Varischetti Holdings, LP and Allegheny Strategy Partners. Based on Mr. Varischetti's legal background, business ownership within the Corporation's market area and involvement with various business and civic organizations, he is well qualified to serve as a director.

			2015/2015

The Board of Directors recommends that you vote “FOR” for each of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2022

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

David L. Cox	70

Retired, former Chairman, President and Chief Executive Officer of the Bank and the Corporation. Mr. Cox's prior service as Chairman, President and Chief Executive Officer as well as his subsequent years of service as a director provide the Board with valuable knowledge and experience.

			1991/1991

Henry H. Deible II	38

Owner and President of Forestland Investments, LLC and Owner and Forester for Sustainable Forestry Consultants, LLC. As a business executive in the Corporation's market area as well as previous experience as a director of a community banking institution, Mr. Deible is well qualified to serve as a director.

			2018/2018

Mark A. Freemer	61

Chief Financial Officer for Varischetti Holdings, LP. Mr. Freemer is a certified public accountant. As a business executive in the Corporation's market area as well as his many years of service as a director of the Corporation and his public accounting experience, Mr. Freemer is well qualified to serve as a director.

			2004/2004

William C. Marsh	54

Chairman, President and Chief Executive Officer of the Bank and the Corporation. Mr. Marsh is a certified public accountant. Mr. Marsh's positions as Chairman, President and Chief Executive Officer, his extensive involvement with and background in the banking industry and involvement in business and civic organizations in the communities that the Corporation operates, as well as his prior accounting background provide the Board valuable insight regarding the business and operations of the Corporation.

			2006/2006

Directors Whose Terms Expire in 2023

		Principal Occupation	Director Since
Name	Age	for Past Five Years	Bank/Corporation

James M. Crooks	68

Owner, F.L. Crooks Clothing Company, Inc. As a business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Crooks is well qualified to serve as a director.

			2004/2004

Robert W. Freeman	63	Partner, Beaconfield Consulting Group, LLC. Based on Mr. Freeman's past employment experiences and financial and technological background, he is well qualified to serve as a director.	2015/2015

Steven J. Hunter	51

Managing Director of TM Capital Corp. He previously served as Managing Director of Greene Holcomb Fisher and Morgan Keegan. Based on Mr. Hunter's past employment experiences and extensive background in finance and investment banking, he is well qualified to serve as a director.

			2021/2021

John B. Mason	72

Retired, former President, H. B. Beels & Son, Inc. As a former business owner in the Corporation's market area as well as his many years of service as a director of the Corporation, Mr. Mason is well qualified to serve as a director.

			1985/1989

Board Leadership Structure and Risk Oversight

Board Leadership Structure. Since the Corporation was founded in 1989, the Corporation has employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board of Directors. We believe this traditional leadership structure benefits the Corporation. A combined Chairman and Chief Executive Officer role helps provide strong, unified leadership for our management team and Board of Directors. William C. Marsh has served as our Chairman and Chief Executive Officer since January 1, 2009. Prior to becoming Chairman and Chief Executive Officer, Mr. Marsh served as Executive Vice President and Chief Financial Officer of the Corporation beginning in 2006. Our Board of Directors is currently comprised of twelve directors of which eleven, or a majority, are independent directors. The board has three standing committees with separate chairs—the audit, executive and human resources committees. The audit committee and human resources committee are led by independent directors and our executive committee is comprised of a majority of independent directors. We do not have a lead independent director position. The Board has reviewed our Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s shareholder base, the Corporation’s peer group and other relevant factors, and has determined that a combined Chairman and Chief Executive Officer position, is currently the most appropriate Board leadership structure for our Corporation. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure, where the Chief Executive Officer also acts as Chairman.
•

A combined Chairman and Chief Executive Officer is in the best position to be aware of major issues facing the Corporation on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing the Corporation to be brought to the Board’s attention.

•	A combined Chairman and Chief Executive Officer position eliminates the potential for confusion and duplication of efforts, including among employees.
•

A combined Chairman and Chief Executive Officer position eliminates the potential for confusion as to who leads the Corporation, providing the Corporation with a single public “face” in dealing with shareholders, employees, regulators, analysts and other constituencies.

Risk Oversight. The Board’s role in the Corporation’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Corporation, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Directors Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, all directors are expected to attend the Corporation’s annual meeting of shareholders. All twelve directors of the Corporation at the time attended the Corporation’s 2020 annual meeting of shareholders.

Committees and Meetings of the Corporation and the Bank

During 2020, the Board of Directors of the Corporation held eight regular meetings and one special meeting, and the Board of Directors of the Bank held 13 regular meetings and one special meeting. Each of the directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Corporation’s Board of Directors and of the committees on which they serve.

Membership on Certain Board Committees. The Board of Directors of the Corporation has established an audit committee, executive committee, human resources committee and a nominating and corporate governance committee. The human resources committee functions as the Corporation’s compensation committee.

The following table sets forth the membership of such committees as of the date of this proxy statement.

Nominating
			Human	and Corporate
Directors	Audit	Executive	Resources	Governance
Milissa S. Bauer	**	*
David L. Cox		*		*
James M. Crooks	*
Henry H. Deible	*		*	*
Henry H. Deible II
Robert W. Freeman		*	*
Mark A. Freemer	*	*	*	**
Steven J. Hunter (1)	*		*
William C. Marsh		**
John B. Mason		*	*	*
Deanna C. McCarrier	*	*	**
Nicholas D. Varischetti	*		*	*

_________________________________

*	Member
**	Chairman
(1)	Robert L. Hunter retired from the Board of Directors effective December 31, 2020. Steven J. Hunter, the son of Robert L. Hunter, was elected as a member of the Board of Directors effective January 1, 2021.

Audit Committee. The audit committee of the Board is composed of six members and operates under a written charter adopted by the Board of Directors. During 2020, the audit committee consisted of Directors Bauer (Chairman), Crooks, Deible, Freemer, Robert Hunter, McCarrier and Varischetti. The Board of Directors has identified Milissa S. Bauer as an audit committee financial expert. The audit committee met four times in 2020. The Board of Directors has determined that each committee member is “independent,” as defined by Corporation policy, SEC rules and the NASDAQ listing standards.

The audit committee charter adopted by the Board sets forth the responsibilities, authority and specific duties of the audit committee. The full text of the audit committee charter is available on our website at www.emclairefinancial.com. Pursuant to the charter, the audit committee has the following responsibilities:

•	To monitor the preparation of quarterly and annual financial reports;
•	To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and
•	To review the general scope of the annual audit and the fees charged by the independent auditors.

Human Resources Committee. The human resources committee of the Board functions as the compensation committee and has the responsibility to evaluate the performance of and determine the compensation for the Chairman of the Board, President and Chief Executive Officer of the Corporation, to approve the compensation structure for senior management and the members of the Board of Directors, to review the Corporation’s salary administration program and to review and administer the Corporation’s bonus plans, including the management incentive program.

The human resources committee, which is currently composed entirely of independent directors, administers the Corporation’s executive compensation program. In 2020, the members of the human resources committee consisted of Directors McCarrier (Chairman), Deible, Freeman, Freemer, Robert Hunter, Mason and Varischetti. All of the members meet all of the independence requirements under the listing requirements of the NASDAQ Stock Market.

The human resources committee is committed to high standards of corporate governance. The human resources committee’s charter reflects the foregoing responsibilities and commitment, and the human resources committee and the Board will periodically review and revise the charter, as appropriate. The full text of the human resources committee charter is available on our website at www.emclairefinancial.com. The human resources committee’s membership is determined by the Board. There were four meetings of the full human resources committee in 2020.

The human resources committee has exercised exclusive authority over the compensation paid to the Corporation’s Chairman of the Board, President and Chief Executive Officer and reviews and approves salary increases and bonuses for the Corporation’s other executive officers as prepared and submitted to the human resources committee by the Chairman of the Board, President and Chief Executive Officer. Although the human resources committee does not delegate any of its authority for determining executive compensation, the human resources committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the human resources committee.

Nominating and Corporate Governance Committee. The Corporation has established a nominating and corporate governance committee to identify and recommend to the full Board of Directors the selection of qualified individuals to serve as Board members, recommend to the full Board director nominees for each annual meeting of shareholders, review existing corporate governance documents, establish corporate governance principles applicable to the Corporation and to govern the conduct of the Board and its members, and review nominations for director submitted by shareholders. During 2020, the members of this committee were Directors Robert Hunter (Chairman), Cox, Deible, Freemer and Mason. Each of these persons is independent within the meaning of the rules of the NASDAQ Stock Market. The nominating and corporate governance committee operates pursuant to a written charter, which can be viewed on our website at www.emclairefinancial.com. The nominating and corporate governance committee met two times in connection with the nomination for the election of directors.

The nominating and corporate governance committee considers candidates for director suggested by its members and other directors, as well as management and shareholders. The nominating and corporate governance committee also may solicit prospective nominees. The committee will also consider whether to nominate any person nominated pursuant to the provision of our bylaws relating to shareholder nominations. The nominating and corporate governance committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

The charter of the nominating and corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Once the nominating and corporate governance committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Section 10.1 of our bylaws governs shareholder nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors by a shareholder to be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholders’ notice must be received by the Corporation no later than 60 days prior to the annual meeting called for the election of directors. Each written notice of a shareholder nomination must set forth certain information specified in the bylaws. Any nomination of any person not made in compliance with the procedures set forth in the bylaws shall be disregarded by the presiding officer of the meeting and any votes for such nominee shall be disregarded.

Executive Officers Who are Not Directors

Set forth below is information with respect to the principal occupations during at least the last five years for the current executive officers of the Corporation who do not serve as directors. All executive officers of the Corporation are elected annually by the Board of Directors and serve at the discretion of the Board. There are no arrangements or understandings between the executive officers and the Corporation and any person pursuant to which such persons have been selected officers. Ages are reflected as of December 31, 2020.

Jennifer A. Poulsen, age 51. Ms. Poulsen is Secretary of the Corporation and Senior Vice President and Chief Operating Officer of the Bank. Ms. Poulsen was appointed Assistant Secretary in 2018 and has served in her role at the Bank since October 2011.

Robert A. Vernick, age 54. Mr. Vernick is Senior Vice President and Chief Lending Officer of the Bank, a position he has held since July 2012.

Amanda L. Engles, age 42. Ms. Engles is Treasurer and Chief Financial Officer of the Corporation and Senior Vice President and Chief Financial Officer of the Bank, positions she has held since July 2017. Ms. Engles previously served as Principal Accounting Officer and Secretary of the Corporation as well as Vice President and Controller of the Bank since October 2007. She previously served as Treasurer of the Corporation from October 2007 through August 2010.

Eric J. Gantz, age 34. Mr. Gantz is Senior Vice President and Chief Credit Officer of the Bank, a position he has held since April 2019.  Mr. Gantz previously served as Vice President and Senior Credit Officer from September 2018 through April 2019, Assistant Vice President and Senior Risk Analyst from September 2017 through September 2018 and Assistant Vice President and Senior Credit Analyst from August 2014 through September 2017.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the past two years to our principal executive officer as well as our two other highest compensated executive officers in 2020 (who we refer to as “named executive officers”).

				Non-equity	All
			Stock	Incentive Plan	Other
Name and Principal Position	Year	Salary	Awards (1)	Compensation (2)	Compensation (3)	Total
William C. Marsh, Chairman,	2020	$417,857	$122,400	$48,939	$19,757	$608,954
President and Chief Executive Officer	2019	375,687	127,510	74,354	48,314	625,864

Jennifer A. Poulsen, Senior Vice President,	2020	194,151	12,240	15,159	11,774	233,324
Secretary and Chief Operating Officer	2019	188,496	46,650	24,871	11,675	271,692

Robert A. Vernick, Senior Vice President,	2020	178,447	18,360	23,933	9,955	230,695
Chief Lending Officer	2019	173,250	46,650	22,859	12,176	254,935

___________________________________

(1)

Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2020 and 2019 pursuant to the 2014 Stock Incentive Plan adopted in 2014. For a description of the assumptions used for purposes of determining grant date fair value, see Note 14 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)	Amounts presented for a fiscal year were paid in the next year for performance pursuant to the Corporation's Incentive Compensation Plan.
(3)

Includes matching amounts and discretionary profit sharing contributions made under the Corporation’s 401(k) plan for all the named executive officers.  Includes director's fees from the Corporation and the Bank totaling $30,000 for 2019 for Mr. Marsh.  Starting in 2020, Mr. Marsh no longer receives director's fees.

Outside Compensation Consultants

Periodically, the Corporation retains a compensation consulting firm to review its compensation structure. The Corporation retained McLagan Partners, Inc. in 2020 and 2019 to assist the human resources committee in setting compensation levels. The human resources committee considered the consultants to be independent and concluded that the consultants had no conflicts of interest with respect to the engagements. The consultants' reviewed the Corporation’s compensation practices and compared them with compensation practices of institutions similar in size and performance to the Corporation. The human resources committee considered the consultants' reviews of compensation levels in establishing the compensation amounts of the Corporation’s President and Chief Executive Officer and Board of Directors.

Pension Plan

The Bank previously maintained a defined benefit pension plan for all eligible employees which was frozen in 2013. An employee became vested in the plan after three years. Upon retirement at age 65, a terminated participant is entitled to receive a monthly benefit. Prior to a 2002 amendment to the plan, the benefit formula was 1.1% of average monthly compensation plus 0.4% of average monthly compensation in excess of $675 multiplied by years of service. In 2002, the plan was amended to change the benefit structure to a cash balance formula under which the benefit payable is the actuarial equivalent of the hypothetical account balance at normal retirement age. However, the benefits already accrued by the employees prior to the amendment were not reduced. In addition, the prior benefit formula continued through December 31, 2012, as a minimum benefit. The Bank amended the defined benefit pension plan to freeze the benefits under the plan effective as of April 30, 2013, with no additional benefits to accrue after such date.

401(k) Plan

The Corporation maintains a defined contribution 401(k) plan. Employees are eligible to participate by providing tax-deferred contributions up to 20% of qualified compensation. Employee contributions are vested at all times. The Corporation provides a matching contribution of up to 4% of the participant’s salary, which vest after three years. The Corporation may also make, at the sole discretion of its Board of Directors, a profit sharing contribution.

Supplemental Retirement Agreements

The Bank maintains Supplemental Executive Retirement Plan Agreements (the “SERPs”) with William C. Marsh, Chairman, President and Chief Executive Officer of the Corporation and the Bank, Jennifer A. Poulsen, Secretary of the Corporation and Senior Vice President and Chief Operating Officer of the Bank and Robert A. Vernick, Senior Vice President and Chief Lending Officer of the Bank as well as other officers. The SERPs are periodically amended to conform to the current salary levels of the officers.

The SERPs are non-qualified defined benefit plans and are unfunded. The SERPs have no assets, and the benefits payable under the SERPs are not secured. The SERP participants are general creditors of the Bank in regards to their vested SERP benefits. The SERPs provide for retirement benefits upon reaching age 65, and the participants become vested in their benefits up until their normal retirement age. Upon attaining normal retirement age, Mr. Marsh, Ms. Poulsen and Mr. Vernick would be entitled to receive an annual payment of $110,000, $56,500 and $36,000, respectively, payable in equal monthly installments each year for a 20-year period under the SERPs, as amended.

Each of the SERPs provide that in the event of a change in control of the Corporation or the Bank (as defined in the agreements), the executive will receive their supplemental retirement benefits in a lump sum payment if the change in control occurs before the executive’s employment is terminated and before the executive reaches normal retirement age. If a change in control had occurred on December 31, 2020, Mr. Marsh, Ms. Poulsen and Mr. Vernick would have been entitled to lump sum payments of $942,302, $411,556 and $278,878, respectively. Such payments could be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code, as amended.

The SERPs prohibit the executives from competing against the Bank or soliciting customers or employees of the Bank for a period of three years following a termination of employment if such termination occurs prior to a change in control.  If the executives are still employed at the time of a change in control, the SERPs impose non-compete and non-solicitation provisions on Ms. Poulsen and Mr. Vernick for a period of six months following the change in control.  An existing employment agreement imposes non-compete and non-solicitation provisions on Mr. Marsh for a period of 12 months following a change in control.

Employment and Change in Control Agreements

The Corporation and the Bank maintain an employment agreement with William C. Marsh to serve as Chairman, President and Chief Executive Officer. The current term of the agreement expires on December 31, 2021 and will renew for successive one-year periods each January 1 unless notice to the contrary is provided at least 30 days prior to the renewal. The agreement also provides that if the executive is terminated by the Corporation or the Bank for other than cause, disability, retirement or the executive’s death or the executive terminates employment for good reason (as defined in the agreement) after a change in control of the Corporation or the Bank, then Mr. Marsh will be entitled to the payment of a lump sum cash severance amount equal to three times his average annual compensation (as defined in the agreement) during the five calendar years preceding the year of termination, the continuation of his insurance benefits for up to 36 months and a lump sum cash payment equal to the projected cost of providing certain other benefits for 36 months, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code as amended. The employment agreement imposes non-compete and non-solicitation provisions on Mr. Marsh for a period of 18 months if his employment is terminated prior to a change in control and for a period of 12 months if his employment is terminated concurrently with or following a change in control.

The Corporation and the Bank maintain change in control agreements with Jennifer A. Poulsen and Robert A. Vernick.  The change in control agreements currently expire on December 31, 2021, and the term will renew for successive one-year periods each January 1 unless notice to the contrary is provided at least 30 days prior to the renewal. If a change in control occurs during the term of the agreements at a time when there is less than one year remaining in the term, then the remaining term of the agreements will be automatically extended until the one-year anniversary of the completion of the change in control.

The change in control agreements for Ms. Poulsen and Mr. Vernick provide that if the executive is terminated by the Corporation or the Bank (or any successor) within 24 months subsequent to a change in control of the Corporation or the Bank for other than cause, disability, retirement or the executive’s death or the executive terminates employment for good reason (as defined in the agreement) after a change in control of the Corporation or the Bank, then the executive will be entitled to the payment of a lump sum cash severance amount equal to two times the executive’s highest annual compensation (as defined in the agreement) during the year of termination or either of the two preceding calendar years, the continuation of the executive’s insurance benefits for up to 24 months and a lump sum cash payment equal to the projected cost of providing certain other benefits for 24 months, provided that such payments will be limited if they are deemed “parachute payments” under Section 280G of the Internal Revenue Code as amended. The Corporation and the Bank have entered into similar change in control agreements with other officers.

Outstanding Equity Awards at Fiscal Year-End

The following tables set forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of restricted stock awards held as of December 31, 2020. All awards were granted pursuant to the Corporation’s 2014 Stock Incentive Plan.

	Stock Awards
Name	Number of Shares of Stock Not Vested	Market Value of Shares of Stock Not Vested (1)	Vesting Date
William C. Marsh	4,000	$122,520	12/07/2021
William C. Marsh	4,100	125,583	12/06/2022
William C. Marsh	5,000	153,150	12/11/2023
Jennifer A. Poulsen	1,500	45,945	12/07/2021
Jennifer A. Poulsen	1,500	45,945	12/06/2022
Jennifer A. Poulsen	500	15,315	12/11/2023
Robert A. Vernick	500	15,315	12/07/2021
Robert A. Vernick	1,500	45,945	12/06/2022
Robert A. Vernick	750	22,973	12/11/2023

__________________________________

(1) Based upon the fair market value of a share of common stock of the Corporation as of December 31, 2020.

Certain Transactions

Other than as set forth below, there have been no material transactions, proposed or consummated, between the Corporation and the Bank with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons.

The Bank, like many financial institutions, has followed a written policy of granting various types of loans to officers, directors, and employees and under such policy grants a discount of 100 basis points on loans extended to all employees, including executive officers. With the exception of such policy, all loans to executive officers and directors of the Corporation and the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All such loans are approved by the Board of Directors.

The following table presents a summary of loans in excess of $120,000 with preferential pricing (100 basis point discount) extended by the Bank to any of the Corporation’s directors, executive officers or immediate family members of such individuals. In addition, the Corporation had two directors and one executive officer whose loans totaled more than $120,000 at December 31, 2020, however in these instances the loans made with preferential pricing did not exceed $120,000.

		Year	Highest Principal Balance During	Balance	Amount Paid During Year		Interest
Name and Position	Type	Made	Year	12/31/20	Principal	Interest	Rate
David L. Cox, Director	Residential Mortgage	2010	$137,448	$133,284	$4,165	$5,882	2.88%

Director Compensation

During 2020, directors received $1,750 per month for their services as a director of the Bank and $750 for attendance at board meetings. The Chairmen of each committee received an additional $200 per month for their services as Committee Chairmen. No additional compensation is paid for service as a director of the Corporation. In addition, non-employee directors received $400 for each Bank committee meeting that they attended during 2020.

The following table sets forth information concerning compensation paid or accrued by the Corporation and the Bank to each member of the Board of Directors with the exception of named executive officers reported within the Summary Compensation Table during the year ended December 31, 2020.

	Fees Earned	Stock	All Other
Name	or Paid in Cash	Awards (1)	Compensation (2)	Total
Milissa S. Bauer	$41,150	$18,360	$-	$59,510
David L. Cox	43,150	18,360	26,000	87,510
James M. Crooks	41,550	18,360	-	59,910
Henry H. Deible	34,750	18,360	11,000	64,110
Henry H. Deible II	38,350	18,360	-	56,710
Robert W. Freeman	36,350	18,360	-	54,710
Mark A. Freemer	37,150	18,360	-	55,510
Robert L. Hunter	37,150	18,360	-	55,510
John B. Mason	42,750	18,360	-	61,110
Deanna K. McCarrier	37,950	18,360	-	56,310
Nicholas D. Varischetti	34,350	18,360	-	52,710

______________________________________

(1)

Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, for stock awards granted in 2020 pursuant to the 2014 Stock Incentive Plan adopted in 2014. For a description of the assumptions used for purposes of determining grant date fair value, see Note 14 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. Each director has a total of 1,850 stock awards of which 500 vest on December 7, 2021, 600 vest on December 6, 2022 and 750 vest on December 11, 2023.

(2)	Reflects amounts distributed under the Corporation’s Supplemental Retirement Agreement for Directors Cox and Deible.

REPORT OF THE AUDIT COMMITTEE

In discharging its oversight responsibility, the audit committee has met and held discussions with management and Crowe LLP, the independent auditors for the Corporation. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and the Corporation, and has received and discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board and as required under the Sarbanes-Oxley Act of 2002, including considering the permissibility of non-audit services with the auditors’ independence.

The audit committee also obtained from the independent auditors a formal written statement describing all relationships between the Corporation and Crowe LLP that bear on the auditors’ independence consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee discussed with the independent auditors any relationships that may impact the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Corporation’s audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Milissa S. Bauer, Chairman

James M. Crooks

Henry H. Deible

Mark A. Freemer

Robert L. Hunter

Deanna K. McCarrier

Nicholas D. Varischetti

PROPOSAL TO ADOPT THE 2021 STOCK INCENTIVE PLAN

General

The Board of Directors has adopted the 2021 Stock Incentive Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and reward key employees for outstanding performance.  The Incentive Plan is also designed to attract and retain qualified directors for the Corporation.  The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code (“incentive stock options”), non-incentive or compensatory stock options and share awards of  restricted stock, which may be based upon performance goals (collectively “Awards”).  Awards will be available for grant to officers, key employees and directors of the Corporation and any subsidiaries.

Description of the Incentive Plan

The following description of the 2021 Stock Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

Administration.  The Incentive Plan will be administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors. The Human Resources Committee of the Board of Directors, currently comprised of Ms. McCarrier (Chairman), Messrs. Deible Freeman, Freemer, Hunter, Mason and Varischetti, will serve as the committee to administer the plan.

Stock Options.  Under the Incentive Plan, the Board of Directors or the committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable.  The per share exercise price of a stock option shall be at least equal to the fair market value of a share of common stock on the date the option is granted.  Non-employee directors are not eligible to receive incentive stock options under the plan.

All options granted to participants under the Incentive Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the Board of Directors or the committee at the time of grant.  Notwithstanding the foregoing, no vesting shall occur on or after a participant’s employment or service with the Corporation is terminated for any reason other than his death, disability or retirement.  Unless the committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Corporation or a subsidiary company because of his death, disability or retirement.  In addition, all stock options will become vested and exercisable in full upon a change in control of the Corporation, as defined in the plan.

Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the employee’s employment terminated (three years after termination of service in the case of non-employee directors), unless extended by the committee or the Board of Directors to a period not to exceed five years from such termination.  Unless stated otherwise at the time an option is granted (i) if an employee terminates his employment with the Corporation as a result of disability or retirement without having fully exercised his options, the optionee shall have two years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Corporation following a change in control of the Corporation without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within three months after the date on which the optionee’s employment terminates (or within one year for termination due to disability) may result in adverse tax consequences to the optionee.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee’s executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the two year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option.  Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Payment for shares purchased upon the exercise of options may be made (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the board or the committee, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, (iv) at the discretion of the Board or the committee, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or (v) any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

Share Awards.  Under the Incentive Plan, the Board of Directors or the committee is authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award will be in the form of restricted stock which shall vest upon such terms and conditions as established by the committee.  The Board or the committee will determine which officers, key employees and directors will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award.

If the employment or service of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. All shares subject to a share award held by a recipient whose employment or service with the Corporation or a subsidiary company terminates due to death or disability will be deemed fully earned as of the recipient’s last day of employment or service.  In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change of control of the Corporation.

A recipient of a share award will not be entitled to receive any dividends declared on the common stock and will not be entitled to any voting rights with respect to an unvested share award until it vests.  Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the Board or the committee.

The Board or the committee may determine to make any share award a performance share award by making such award contingent upon the achievement of a performance goal, or any combination of performance goals.  Each performance share award will be evidenced by a written agreement setting forth the performance goals applicable to such award.  All determinations regarding the achievement of any performance goal will be made by the committee.   Notwithstanding anything to the contrary in the Incentive Plan, a recipient of a performance award shall have no rights as a stockholder until the shares of common stock covered by the performance share award are issued to the recipient according to the terms thereof.

Number of Shares Covered by the Incentive Plan.  A total of 204,091 shares of common stock, which is equal to approximately 7.5% of the issued and outstanding common stock, has been reserved for future issuance pursuant to the Incentive Plan.   In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Incentive Plan, the number of shares to which any Award relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Amendment and Termination of the Incentive Plan. The Board of Directors may at any time terminate or amend the Incentive Plan with respect to any shares of common stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the board may deem to be advisable. The board of directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Incentive Plan except as specifically authorized by the plan.

Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from February 17, 2021, the date that the Incentive Plan was adopted by the board of directors.  Termination of the Incentive Plan shall not affect any previously granted Awards.

Awards to be Granted. The Corporation has not made any determination as to the timing or recipients of grants of Awards under the Incentive Plan.

Awards Granted or Available Under Existing Plans.  As of December 31, 2020, awards covering 81,650 shares of restricted common stock were granted under the Corporation’s existing stock incentive plan and 6,783 shares were available for the grant of future share awards under such plan. In recent years, the Corporation has only granted share awards under the plan and not stock options.

Equity Compensation Plan Information.  The following table sets forth certain information for all equity compensation plans (other than the proposed 2021 Stock Incentive Plan) in effect as of December 31, 2020, which consists of the 2014 Stock Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	—	$—	95,216
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	95,216

(1)

The 2014 Stock Incentive Plan provides for issuance of up to 176,866 shares of common stock pursuant to the grant of stock options and restricted common stock (with no more than 88,433 shares of restricted common stock to be issued under the plan). No options to purchase shares of common stock were ever granted or issued under the plan and 81,650 shares of restricted common stock were granted, 54,733 of which were not yet vested or issued as of December 31, 2020.

Federal Income Tax Consequences. Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Incentive Plan.

Incentive Stock Options.  No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Code.  However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.  If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Corporation for federal income tax purposes.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arm's length sale of such shares) over the exercise price of the underlying options, and the Corporation will be entitled to deduct such amount.  Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Corporation.

An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee.  If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option will be treated as a nonqualified stock option.

Nonqualified Stock Options.  No taxable income is recognized by the optionee at the time a nonqualified stock option is granted under the Incentive Plan.  Generally, on the date of exercise of a nonqualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Corporation receives a tax deduction for the same amount.  Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.  In general, common stock issued upon exercise of an option granted under the Incentive Plan will be transferable and not subject to a risk of forfeiture at the time issued.

 Share Awards.  No taxable income is recognized by the recipient of a share award at the time the award is granted under the Incentive Plan, unless the recipient makes an election to accelerate the recognition of income as described below. Pursuant to Section 83 of the Code, recipients of share awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable.   A recipient of a share award may elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards.  The Corporation will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income.

Code Section 162(m).  Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer, its chief financial officer and the three other most highly compensated executive officers (“covered executive”).  In addition, any officer who is deemed to be a covered executive for any tax year beginning after December 31, 2017 continues to remain a covered executive following his termination of employment, and the deductibility of any compensation paid to a covered executive after his termination of employment (or to his beneficiary following his death) is subject to the $1 million per year limit. The prior Section 162(m) exemption for performance-based compensation was repealed in 2017. As a result, it is possible that we may not be able to fully deduct compensation recognized by a participant with respect to awards granted under the 2021 Plan even if such awards are subject to the satisfaction of performance goals.  The Board of Directors believes that the likelihood of any impact on the Corporation from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

The above description of tax consequences under federal income tax law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment. The Corporation will generally recognize compensation expense with respect to the granting of stock options and restricted stock awards over the vesting period associated with such awards.  For stock options, the compensation expense is based on the grant-date fair value of the option, using an option-pricing model.  For restricted stock awards, the amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.   For performance-based awards, compensation expense will be based on the probable outcome of the performance condition.  Compensation expense will be recognized over the requisite service period if it is probable that the performance condition will be satisfied, with the amount recognized based on the extent to which the performance condition has been satisfied. Compensation expense will not be accrued if it is not probable that the performance condition will be achieved. The granting of plan share awards will have the effect of increasing the Corporation’s compensation expense and will be a factor in determining the Corporation’s earnings per share on a fully diluted basis.

Stockholder Approval.  No Awards will be granted under the Incentive Plan unless the Incentive Plan is approved by shareholders.  Shareholder ratification of the Incentive Plan will satisfy listing requirements of the NASDAQ Stock Market and certain federal tax requirements applicable to incentive stock options.

The Board of Directors recommends that stockholders vote "FOR" the adoption of the 2021 Stock Incentive Plan.

 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors of the Corporation has appointed BKD, LLP, Certified Public Accountants, to perform the audit of the Corporation's consolidated financial statements for the year ending December 31, 2021, and has further directed that the selection of BKD as the Corporation’s independent registered public accounting firm be submitted for ratification by the shareholders at the annual meeting. The Corporation has been advised by BKD that neither the firm nor any of its associates has any relationship with the Corporation other than the usual relationship that exists between independent public accountants and clients. BKD will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

Vote Required; Effect

Unless instructed to the contrary, it is intended that proxies will be voted for the ratification of the selection of BKD, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Ratification of BKD as the Corporation’s independent registered public accounting firm will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment by the audit committee of the Board of Directors of BKD, LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2021.

It is understood that even if the selection of BKD is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Corporation and its shareholders.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of the Board of Directors has appointed BKD, LLP, Certified Public Accountants, as the independent registered public accounting firm to audit the Corporation’s financial statements for the year ending December 31, 2021. In addition to performing customary audit services related to the audit of the Corporation’s financial statements, BKD will perform required retirement plan audits.

The audit committee selects the Corporation’s independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Corporation. The audit committee also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

Change in Auditors

            Crowe performed audits of the Corporation’s consolidated financial statements for the years ended December 31, 2020 and 2019. Crowe’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two years ended December 31, 2020, there were no (i) disagreements between the Corporation and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Crowe to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. During the two years ended December 31, 2020 and through the engagement of BKD as the Corporation’s independent registered public accounting firm, neither the Corporation nor anyone on its behalf had consulted BKD with respect to any accounting or auditing issues involving the Corporation.

Auditor Fees

The following table sets forth the aggregate fees paid by us to Crowe for professional services rendered in connection with the audit of the Corporation’s consolidated financial statements for 2020 and 2019, as well as the fees paid for audit-related services, tax services and all other services rendered by Crowe in 2020 and 2019.

	2020	2019
Audit fees (1)	$159,500	$122,000
Audit-related fees (2)	26,000	26,000
Tax fees	24,763	48,201
Total	$210,263	$196,201

(1)

The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees the Corporation incurred for professional services rendered for the audit of the Corporation’s annual financial statements for fiscal years 2020 and 2019 and the reviews of the financial statements included in the Corporation’s Quarterly Reports on Forms 10-Q for fiscal years 2020 and 2019.

(2)

The audit-related fees include audits of the Corporation’s benefit plans for both years. These audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements.

ANNUAL REPORT

A copy of the Corporation’s Annual Report for its fiscal year ended December 31, 2020, is being mailed with this Proxy Statement and is available over the Internet at www.emclairefinancial.com. Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Corporation’s proxy statement for its 2022 Annual Meeting of Shareholders to be held in April 2022 must deliver such proposal in writing to the Secretary of Emclaire Financial Corp at the principal executive offices of the Corporation at 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, no later than November 21, 2021.

Under the Corporation’s current bylaws, business proposal nominations for directors other than those to be included in the Corporation’s proxy materials following the procedures described in Rule 14a-8 under the 1934 Act, may be made by shareholders entitled to vote at the meeting if notice is timely given and if the notice contains the information required by the bylaws. Nominations must be received no less than sixty (60) days prior to the annual meeting.

In the event the Corporation receives notice of a shareholder proposal to take action at next year’s annual meeting of shareholders that is not submitted for inclusion in the Corporation’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Corporation to its shareholders intend to exercise their discretion to vote on the shareholder proposal in accordance with their best judgment.

SHAREHOLDER COMMUNICATION WITH THE BOARD

The Corporation does not have a formal procedure for shareholder communication with its Board of Directors. In general, officers are easily accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the President with a request to forward the same to the intended recipient. In the alternative, shareholders can send correspondence to the Board to the attention of the Board Chairman, William C. Marsh, or to the attention of the Chairman of the Audit Committee, Milissa S. Bauer, in care of the Corporation at the Corporation’s address. All such communications will be forwarded unopened.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

ADDITIONAL INFORMATION

Upon written request, a copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020 may be obtained, without charge from Jennifer A. Poulsen, Secretary, Emclaire Financial Corp, 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373. In addition, the Corporation files reports with the SEC. Free copies can be obtained from the SEC website at www.sec.gov or on the Corporation’s website at www.emclairefinancial.com.

APPENDIX A

EMCLAIRE FINANCIAL CORP

2021 STOCK INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

Emclaire Financial Corp (the “Corporation”) hereby establishes this 2021 Stock Incentive Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance and the attainment of targeted goals.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

ARTICLE III

DEFINITIONS

3.01     “Award” means an Option or Share Award granted pursuant to the terms of this Plan.

3.02     “Bank” means The Farmers National Bank of Emlenton, the wholly owned subsidiary of the Corporation.

3.03     “Beneficiary” means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

3.04     “Board” means the Board of Directors of the Corporation.

3.05     “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

3.06     “Code” means the Internal Revenue Code of 1986, as amended.

3.07     “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08     “Common Stock” means shares of the common stock, $1.25 par value per share, of the Corporation.

3.09     “Disability” means in the case of any Optionee or Recipient that the Optionee or Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.10     “Effective Date” means the day upon which the Board approves this Plan.

3.11     “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.12     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.13     “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.14     “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Award is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use.  Notwithstanding the foregoing, if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Corporation and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder.

3.15     “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.16     “Non-Employee Director” means a member of the Board of the Corporation or Board of Directors of the Bank, including an advisory director or a director emeritus of the Board of the Corporation and/or the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.17     “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.18     “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.19     “Option” means a right granted under this Plan to purchase Common Stock and includes both Incentive Stock Options and Non-Qualified Options..

3.20     “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.21     “Performance Share Award” means a Share Award granted to a Recipient pursuant to Section 9.06 of the Plan.

3.22     “Performance Goal” means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable.  The Performance Goals shall be based on one or more of the following criteria:

(i)         net income, as adjusted for non-recurring items;

(ii)        cash earnings;

(iii)       earnings per share;

(iv)       cash earnings per share;

(v)        return on average equity;

(vi)       return on average common equity;

(vii)      return on average assets;

(viii)     assets;

(ix)       stock price;

(x)        total stockholder return;

(xi)       capital;

(xii)      net interest income;

(xiii)     market share;

(xiv)     cost control or efficiency ratio;

(xv)      asset growth;

(xvi)     asset quality;

(xvii)    deposit growth; and

(xviii)   loan production.

3.23     “Recipient” means an Employee who receives a Share Award or Performance Share Award under the Plan.

3.24    “Retirement” means:

           (a)        A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under any tax-qualified defined benefit pension plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under  the Corporation’s 401(k) plan if such individual were a participant in that plan; provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

(b)        With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Corporation.

3.25     “Share Award” means a right granted under this Plan to receive a distribution of shares of Common Stock upon completion of the service and other requirements described in Article IX and includes Performance Share Awards.

3.26     “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Award in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01     Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee’s tax withholding obligation pursuant to Section 13.02 hereof, (ii) include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

4.02     Appointment and Operation of the Committee The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03     Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, to the extent not yet vested or exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation and Bylaws or the Bank’s Articles of Incorporation and Bylaws shall terminate as of the effective date of such removal.

4.04     Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05     Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06     Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07     No Deferral of Compensation Under Section 409A of the Code.  All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.  No Recipient shall be permitted to defer the recognition of income beyond the date a Share Award shall be deemed earned pursuant to Article IX of this Plan.

ARTICLE V

ELIGIBILITY

Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall not be eligible to receive Incentive Stock Options under the Plan.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.01     Number of Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article X, shall be 204,091.  None of such shares shall be the subject of more than one Award at any time, but if an Option or Share Award as to any shares is surrendered before exercise or vesting or expires or terminates for any reason without having been exercised or vesting in full, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Other than the above-referenced maximum of 204,091 shares (as such amount may be adjusted pursuant to Article X) that may be issued pursuant to this Plan, there is no limit on the number of shares that may be covered by Incentive Stock Options, Non-Qualified Options or Share Awards.

6.02     Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF

AWARDS, NUMBER OF SHARES, ETC.

7.01     Determination of Awards.  The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the Exercise Price of an Option, the vesting requirements and the features of an Award and whether a Share Award will be a Performance Share Award.  In making all such determinations there shall be taken into account the duties, responsibilities and performance of each Optionee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

ARTICLE VIII

OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01     Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Stock Option Agreement.  Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

8.02     Option Exercise Price.

(a)        Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

(b)        Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

8.03     Vesting and Exercise of Options.

(a)        General Rules.  Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Optionee’s employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability, Retirement or a Change in Control.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b)        Accelerated Vesting.  Unless the Committee or Board shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement.  In addition, all outstanding Options shall become immediately vested and exercisable in full as of the effective date of a Change in Control.

8.04     Duration of Options.

(a)        Employee Grants.  Except as provided in Sections 8.04(c) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant to extend such six-month period in clause (ii) to a period not exceeding five (5) years.

(b)        Non-Employee Director Grants.  Except as provided in Section 8.04(c), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Optionee ceases to serve as a Non-Employee Director, unless the Board or the Committee in its discretion decides at the time of grant to extend such three-year period in clause (ii) to a period not exceeding five (5) years.

(c)        Exceptions.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right to exercise such Options following his termination due to Disability or Retirement until the later of (i) the expiration of the exercise period following a termination of employment for reasons other than Disability or Retirement preceding a Change in Control or (ii) five (5) years following the date of termination of employment due to Disability or Retirement, in each case subject to the last sentence of this Section 8.04(c).

Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five (5) year term for Options subject to Section 8.09(b) hereof) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the two (2) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable more than ten (10) years (five (5) years for Options subject to Section 8.09(b) hereof) from the date it was granted.

8.05     Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06     Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07    Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws, regulations and accounting standards, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

8.08     Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09     Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)        Amount Limitations. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b)        Limitation on Ten Percent Stockholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)        Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX

SHARE AWARDS

9.01     Share Award Notice.  As promptly as practicable after the granting of a Share Award pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing of the grant of the Share Award, the number of shares covered by the Share Award, whether the Share Award is a Performance Share Award and the terms upon which the shares subject to the Share Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Share Awards and Performance Share Awards under the Plan.

9.02     Earning Plan Shares; Forfeitures.

(a)        General Rules.  Subject to the terms hereof, Share Awards granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof.  If the employment of an Employee or service as a Non-Employee Director is terminated before the Share Award has been completely earned for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any shares subject to the Share Award which have not theretofore been earned.  In the event of a forfeiture of the right to any shares subject to a Share Award, such forfeited shares shall become available for grant pursuant to this Plan as if no Share Award had been previously granted with respect to such shares.  No fractional shares shall be distributed pursuant to this Plan.

(b)        Exception for Termination Due to Death or Disability.  Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company terminates due to death or Disability shall be deemed fully earned as of the Recipient’s last day of employment with the Corporation or any Subsidiary Company and shall be distributed as soon as practicable thereafter.

(c)        Exception for a Change in Control.  Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control.

9.03     Dividends and Voting.  A Recipient shall not be entitled to receive any cash dividends declared on the Common Stock with respect to any unvested Share Award.  A Recipient shall not be entitled to any voting rights with respect to any unvested Share Award which has not yet been earned and distributed to him or her pursuant to Section 9.04.

9.04     Distribution of Plan Shares.

(a)        Timing of Distributions:  General Rule.  Subject to the provisions of Section 9.06 hereof, shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)        Form of Distributions.  All shares shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each share earned and distributable.

(c)        Restrictions on Selling of Plan Shares.  Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

9.05     Rights of Recipients.  Notwithstanding anything to the contrary herein, a Participant who receives a Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

9.06     Performance Awards

(a)        Designation of Performance Share Awards.  The Committee may determine to make any Share Award a Performance Share Award by making such Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals.  Each Performance Share Award shall be evidenced by a written agreement (“Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.

(b)        Timing of Grants.  Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period.  All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

(c)        Restrictions on Grants.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(d)        Distribution.  No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

9.07     Nontransferable. Share Awards and Performance Share Awards and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Awards may only be earned by and paid to a Recipient who was notified in writing of a Share Award by the Committee pursuant to Section 9.01.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE X

ADJUSTMENTS FOR CAPITAL CHANGES

10.01   General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, any maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and all Non-Employee Directors as a group, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

            10.02   Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Award shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees or Recipients would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock options and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Option set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE XI

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

ARTICLE XII

EMPLOYMENT AND SERVICE RIGHTS

Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

ARTICLE XIII

WITHHOLDING

13.01 Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee or Recipient to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

13.02   Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s or Recipient’s tax withholding obligation by the retention of shares of Common Stock to which the Optionee or Recipient would otherwise be entitled pursuant to an Award and/or by the Optionee’s delivery of previously-owned shares of Common Stock or other property.

ARTICLE XIV

EFFECTIVE DATE OF THE PLAN; TERM

14.01   Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and no later than the termination of the Plan, provided this Plan is approved by stockholders of the Corporation pursuant to Article XV hereof.

14.02   Term of the Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XV

STOCKHOLDER APPROVAL

The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, and (ii) the Nasdaq Stock Market for listing of the Common Stock on the Nasdaq Stock Market.

ARTICLE XVI

MISCELLANEOUS

16.01   Governing Law.  To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

16.02   Pronouns.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

ANNUAL MEETING OF SHAREHOLDERS OF

EMCLAIRE FINANCIAL CORP

April 21, 2021

The 2021 Annual Meeting of Shareholders of Emclaire Financial Corp will be held virtually via the Internet and telephone. If you wish to attend the Annual Meeting, please see the instructions in the proxy statement, dated March 19, 2021.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The proxy materials for the 2021 Annual Meeting of Shareholders, including the Proxy Statement and 2020 Annual Report, are available in the Financial Information section on our website at www.emclairefinancial.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20433000000000000100 3 042121

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE LISTED NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of four Directors for three-year terms to expire in 2024.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Milissa S. Bauer
○ Henry H. Deible
○ Deanna K. McCarrier
○ Nicholas D. Varischetti

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR THE 2021 STOCK INCENTIVE PLAN AND FOR BKD, LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021 AND OTHERWISE AT THE DISCRETION OF THE PROXIES, INCLUDING OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. **The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 19, 2021 and an Annual Report to Shareholders.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

EMCLAIRE FINANCIAL CORP

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints the Board of Directors of Emclaire Financial Corp (the "Corporation"), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held virtually on Wednesday, April 21, 2021, at 9:00 a.m., local time, and at any adjournment or postponement thereof as follows:

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

EMCLAIRE FINANCIAL CORP

April 21, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares electronically at the virtual Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The proxy materials for the 2021 Annual Meeting of Shareholders, including the Proxy Statement and 2020 Annual Report, are available in the Financial Information section on our website at www.emclairefinancial.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

20433000000000000100 3 042121

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE LISTED NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of four Directors for three-year terms to expire in 2024.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Milissa S. Bauer
- ○ Henry H. Deible
- ○ Deanna K. McCarrier
- ○ Nicholas D. Varischetti

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR THE 2021 STOCK INCENTIVE PLAN AND FOR BKD, LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021 AND OTHERWISE AT THE DISCRETION OF THE PROXIES, INCLUDING OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 19, 2021 and an Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.